UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2005

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Byram Brook Place, Suite 202
Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 3, 2005, the Registrant issued a press release regarding its financial results for the quarter ended October 1, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 (b), (d)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 31, 2005, Mr. Joseph Y. Bae, a Director, Chairman of the Audit Committee and member of the Compensation Committee of the Registrant and its parent companies, Visant Holding Corp. and Visant Secondary Holdings Corp., resigned, effective November 2, 2005, from his directorships with these entities, in connection with his transition to Kohlberg Kravis Roberts & Co. L.P.’s (KKR) Hong Kong operations.

Effective November 2, 2005, Mr. George M.C. Fisher was appointed to the Board of Directors of Visant Corporation and its parent companies, Visant Holding Corp. and Visant Secondary Holdings Corp., by a vote of the remaining directors.  Mr. Fisher has not currently been appointed to any committees of the Boards.

Mr. Fisher is currently a senior advisor to KKR.  Affiliates of KKR hold approximately 49.1% of our parent’s voting interest.  Mr. Fisher is also currently Chairman of PanAmSat Corporation and a director of Eli Lilly and Company and General Motors Corporation.  Mr. Fisher served as Chairman of the Board of Eastman Kodak Company from December 1993 to December 2000 and was Chief Executive Officer from December 1993 to January 2000.  Before joining Kodak, Mr. Fisher was Chairman of the Board and Chief Executive Officer of Motorola, Inc.  Mr. Fisher is a past member of the boards of AT&T, American Express Company, Comcast Corporation, Delta Air Lines, Inc., Hughes Electronics Corporation, Minnesota Mining & Manufacturing, Brown University and The National Urban League, Inc.  He is a member of The Business Council as well as an elected fellow of the American Academy of Arts & Sciences and of the International Academy of Astronautics.  Mr. Fisher was also an appointed member of the President’s Advisory Council for Trade Policy and Negotiations from 1993 through 2002.

In connection with his election to the Boards, Mr. Fisher invested $300,000 in our parent’s Class A Common Stock.

Item 9.01                                             Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

99.1                                                   Press release issued by Visant Corporation dated November 3, 2005 (This exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: November 3, 2005	/s/ Paul B. Carousso
Paul B. Carousso

Vice President, Finance

Exhibit No.	Exhibit
99.1	Press release dated November 3, 2005 (This exhibit is furnished and not filed).